PortfolioCenter Business of Performance Technologies, Inc.

PortfolioCenter Business
of Performance Technologies, Inc.
(A business of The Charles Schwab Corporation)
Abbreviated Financial Statements
December 31, 2018 and 2017

PortfolioCenter Business of Performance Technologies, Inc.

Deloitte & Touche LLP
555 Mission Street
Suite 400
San Francisco, CA 94105
USA

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Envestnet, Inc.

We have audited the accompanying abbreviated financial statements of PortfolioCenter Business (formerly of Performance Technologies, Inc.) (the “Business”), a business of The Charles Schwab Corporation (“Schwab”) prior to April 1, 2019, which comprise the Statements of Assets Acquired and Liabilities Assumed as of December 31, 2018 and 2017, and the related Statements of Revenue and Direct Expenses for the years then ended, and the related notes to the abbreviated financial statements.
Management’s Responsibility for the Combined Financial Statements
Management is responsible for the preparation and fair presentation of these abbreviated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these abbreviated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the abbreviated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the abbreviated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Business’s preparation and fair presentation of the abbreviated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the abbreviated financial statements.

PortfolioCenter Business of Performance Technologies, Inc.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the financial position of the Business as of December 31, 2018 and 2017, and the results of its operations for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

May 15, 2019

PortfolioCenter Business of Performance Technologies, Inc.

Statements of Assets Acquired and Liabilities Assumed
(in thousands)

As of December 31,	2018	2017
Assets acquired
Current assets:
Fees receivable	$394	$372
Total current assets	394	372
Intangible assets, net	-	10
Goodwill	3,229	3,229
Total assets acquired	$3,623	$3,611

Liabilities assumed
Current liabilities:
Deferred revenue	$3,965	$4,444
Total current liabilities	3,965	4,444
Total liabilities assumed	$3,965	$4,444
Assets acquired and liabilities assumed, net	$(342)	$(833)

The accompanying notes are an integral part of these abbreviated financial statements.

PortfolioCenter Business of Performance Technologies, Inc.

Statements of Revenues and Direct Expenses
(in thousands)

Years ended December 31,	2018	2017
Revenues	$18,790	$19,635

Direct expenses:
Cost of revenues	3,812	4,396
Compensation and benefits	6,425	8,049
General and administration	1,816	2,006
Total direct expenses	12,053	14,451
Revenues less direct expenses	$6,737	$5,184

The accompanying notes are an integral part of these abbreviated financial statements.

PortfolioCenter Business of Performance Technologies, Inc.
Notes to the Abbreviated Financial Statements
(in thousands)

(1)	Description of the Transaction, Description of the Business, and Basis of Presentation

Description of the transaction

On February 21, 2019, Performance Technologies, Inc., a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”), entered into an Asset Purchase Agreement (the “Agreement”) with Envestnet, Inc. and Tamarac Inc. to sell certain assets and liabilities of its portfolio management and reporting technology solution business (the “PortfolioCenter Business” or the “Business”) to Tamarac Inc.

Description of the Business

The PortfolioCenter Business is a solution set owned by Performance Technologies, Inc. The PortfolioCenter Business provides investment advisors and investment advisory service providers with desktop, hosted and outsourced multicustodial software solutions. These solutions provide data-management and performance-measurement tools, as well as customizable accounting, reporting, and billing functions delivered through the commercial software application products known as PortfolioCenter Desktop, PortfolioCenter Hosted, PortfolioServices and Service Bureau (collectively the “PortfolioCenter Products”). The PortfolioCenter Business operates in the United States.

Basis of presentation

The accompanying abbreviated financial statements were prepared to present the assets acquired and liabilities assumed and revenues and direct expenses for the Business in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The statements of assets acquired and liabilities assumed and statements of revenues and direct expenses were prepared for the purpose of complying with the rules and regulations of Rule 3-05 of Regulation S-X of the U.S. Securities and Exchange Commission and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues and expenses.
Historically, stand-alone financial statements related to the Business have not been prepared, as Schwab did not maintain separate discrete financial information for the Business. Therefore, it is not practical to provide complete financial statements. These abbreviated financial statements represent the PortfolioCenter Business subject to sale under the Agreement, and were derived from the accounting records of Schwab. The abbreviated financial statements include the assets acquired and liabilities assumed in accordance with the Agreement. The abbreviated financial statements also include certain allocations of direct expenses from Schwab, such as software, infrastructure, certain compensation-related costs for product development and application maintenance, other compensation-related costs for employees directly supporting the Business, and certain general and administration costs, which are directly associated with the revenue-generating activities of the Business. Direct expenses are allocated by Schwab to the Business primarily based on specific identification, relative proportion of Business costs to Schwab costs, and headcount on a full-time equivalent basis. Management believes the direct expenses allocated and the methodologies used to allocate such direct expenses are reasonable and appropriate. The abbreviated financial statements do not include corporate overhead costs, such as executive management, risk management, accounting, tax, legal, compliance, human resources, information technology management, and other general support functions, as these costs are not directly associated with the revenue-generating activities of the Business. The financial information presented herein may not be indicative of the results that would have been achieved if the Business operated as a separate, stand-alone entity during the periods presented. In addition, the abbreviated financial statements may not be indicative of the financial condition or results of operations of the Business going forward.
The Business’ cash activities have historically been comingled with Schwab’s, and are therefore not separately identifiable. All cash flow requirements of the Business were historically funded by Schwab, and cash management functions were not performed at the PortfolioCenter Business level. The preparation of complete statements of cash flows was therefore not practicable, as the Business did not maintain a separate cash balance.

PortfolioCenter Business of Performance Technologies, Inc.
Notes to the Abbreviated Financial Statements
(in thousands)

(2)	Summary of Significant Accounting Policies

Use of estimates
The preparation of the abbreviated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the accompanying abbreviated financial statements and in the related disclosures. These estimates are based on information available as of the date of the abbreviated financial statements. While management makes its best judgment, actual amounts or results could differ from those estimates.
Revenue recognition
The Business’ accounting policies for revenue recognition are discussed in Note 3.
Cost of revenues
Cost of revenues represents costs of technology and infrastructure used to provide the PortfolioCenter Products. These costs include direct compensation-related costs for product development and application maintenance, software costs and other infrastructure costs that are either specifically identifiable to the Business or allocated by Schwab based on relative proportion of specifically identified costs.
Compensation and benefits
Compensation and benefits includes direct compensation and employee benefits for employees of the Business, excluding certain compensation-related costs for product development and application maintenance. Such costs are either specifically identifiable to the Business or allocated by Schwab primarily based on headcount. Compensation and benefits includes certain employee benefits provided by Schwab, which are described below.
Stock option plan
Schwab grants stock options to employees for the purchase of shares of common stock. Options are granted at an exercise price not less than market value on the date of grant, and expire ten years from the date of grant. Options generally vest annually over a one- to four-year period from the date of grant.
Restricted stock units
Restricted stock units are awards that entitle the holder to receive shares of Schwab’s common stock following a vesting period. Restricted stock units are restricted from transfer or sale and generally vest annually over a one- to four-year period.
Compensation expense related to the stock option plan and restricted stock units amounted to $228 and $82 for the years ended December 31, 2018 and 2017, respectively. These costs are based on grant date fair values. Since the underlying stock is Schwab’s and not the Business’ stock, the Business settles the allocated amounts in cash through the process of payment and settlement with Schwab or its affiliates.
Retirement plan
Schwab sponsors a qualified retirement plan, the SchwabPlan® Retirement Savings and Investment Plan, in which certain employees of the Business participate. Schwab may match certain employee contributions or make additional contributions to this plan at its discretion.
Compensation expense related to the retirement plan amounted to $230 and $269 for the years ended December 31, 2018 and 2017, respectively.

PortfolioCenter Business of Performance Technologies, Inc.
Notes to the Abbreviated Financial Statements
(in thousands)

General and administration
General and administration represents direct expenses for bank card processing charges, professional services charges for offshore support, travel and entertainment, communication, and other general and administration expenses which were either specifically identifiable to the Business or allocated by Schwab primarily based on headcount.
Intangible assets
Finite-lived intangible assets are amortized over their useful lives in a manner that best reflects their economic benefit. All intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Intangible assets for customer lists at cost were $1,307 as of December 31, 2018 and 2017, and related accumulated amortization was $1,307 and $1,297 as of December 31, 2018 and 2017, respectively.
Goodwill
Goodwill represents the fair value of acquired businesses in excess of the fair value of the individually identified net assets acquired. Goodwill is not amortized but is tested for impairment annually or whenever indications of impairment exist. Impairment exists when the carrying amount of goodwill exceeds its implied fair value, resulting in an impairment charge for this excess. The Business can elect to qualitatively assess goodwill for impairment if it is more likely than not that the fair value of a reporting unit exceeds its carrying value.
If the Business elects to bypass qualitatively assessing goodwill, or it is not more likely than not that the fair value of a reporting unit exceeds its carrying value, management estimates the fair value of each reporting unit (defined as the businesses for which financial information is available and reviewed regularly by management) and compares it to the carrying values. The Business performed the annual impairment analysis as of December 31, 2018. The Business concluded it has one reporting unit. The estimated fair value of the reporting unit is established using a market approach wherein management estimates the fair value based on market multiples of revenues and earnings derived from comparable publicly-traded companies with similar operating and investment characteristics as the reporting unit and recent market transactions. The Business did not recognize any goodwill impairment in any of the years presented.

PortfolioCenter Business of Performance Technologies, Inc.
Notes to the Abbreviated Financial Statements
(in thousands)

New accounting standards

Standard	Description	Date of adoption	Effects on the abbreviated financial statements or other significant matters
Accounting Standards Update (ASU) 2014-09, “Revenue from Contracts with Customers (Topic 606)” and related ASUs
Clarifies that revenue from contracts with clients should be recognized in a manner that depicts the timing of the related transfer of goods or performance of services at an amount that reflects the expected consideration.

Adoption allows either full or modified retrospective transition. Full retrospective transition requires a cumulative effect adjustment to retained earnings as of the earliest comparative period presented.
Modified retrospective transition requires a cumulative effect adjustment to retained earnings as of the beginning of the reporting period in which the entity first applies the new guidance.
January 1, 2018
The Business adopted the new revenue recognition guidance using the full retrospective method, which applies the new revenue recognition standard to each prior reporting period presented. There were no significant impacts to the timing, recognition, or presentation of the Business’ revenue upon adoption of this guidance.

(3)	Revenue Recognition
Disaggregated revenue
The following table presents the Business’ revenue by major source.

Years ended December 31,	2018	2017
PortfolioCenter Desktop	$7,982	$9,173
Service Bureau	4,491	3,957
PortfolioCenter Hosted	3,176	2,881
PortfolioServices	2,960	3,290
Other	181	334
Total revenues	$18,790	$19,635

PortflioCenter Desktop
The PortfolioCenter desktop application is offered as desktop software and related maintenance services, including support and unspecified updates and upgrades. The desktop software license is a separate performance obligation to the customer, which is satisfied at the point in time the customer takes control of the software license. The maintenance services are a separate performance obligation, which is satisfied ratably over the annual service period. The Business earns a fixed fee for the license and maintenance services, which is billed annually and collected in advance and does not contain a significant financing component. The Business allocates the total transaction price to the license and maintenance based upon standalone selling price, which is equal to the stated list price.

PortfolioCenter Business of Performance Technologies, Inc.
Notes to the Abbreviated Financial Statements
(in thousands)

Service Bureau
The Business licenses the PortfolioCenter software system to third-party service providers (service bureaus) who wish to utilize the software to offer their own customers outsourced data management, performance reporting, and billing in a hosted solution. The Service Bureau contract contains a time-based software license and related maintenance services, including support and unspecified updates and upgrades. The software license is a separate performance obligation to the customer, which is satisfied at the point in time the customer takes control of the software license. The Business earns a fixed fee for this solution which is billed and collected at the beginning of the service period and recognized upfront. The Business also receives ongoing usage-based royalties for the use of the license, which is collected and recognized monthly as the usage occurs. The maintenance services are a separate performance obligation which is satisfied ratably over the service period. The Business earns a fixed quarterly fee for providing these maintenance services, which is billed and collected in advance and recognized ratably over the service period. The Business allocates the total transaction price to the license and maintenance based upon standalone selling price, which is equal to the stated list price.
PortfolioCenter Hosted
PortfolioCenter Hosted is offered as a hosted online solution. The hosting arrangement is a single performance obligation to the customer, which is satisfied over time. The Business earns a fixed fee for this solution, which is billed and collected monthly in advance. The fixed fee is recognized ratably over the service period.
PortfolioServices
PortfolioServices is a web-based portfolio management and performance reporting solution that is managed for customers by a dedicated service team at the PortfolioCenter Business. The professional services are a single performance obligation to the customer, which is satisfied over time. The Business earns a quarterly fee for providing these professional services based on the number of accounts for each customer, which is billed and collected in advance and recognized ratably over the service period.
Fees receivable
Fees receivable is comprised of billed and unbilled receivables from customers primarily related to Service Bureau contracts. The Business evaluates the need for an allowance for doubtful accounts for potentially uncollectible fees receivable. In establishing the amount of the allowance, if any, customer-specific information is considered related to delinquent accounts, including historical loss experience and current economic conditions. As of December 31, 2018, and 2017, there was no allowance for doubtful accounts recorded.
Deferred revenue
The Business records deferred revenue when cash payments are received in advance of contract performance. For the majority of its arrangements, the Business requires advance payments before services are delivered to the customer. Substantially all deferred revenue relates to performance obligations in which the contract term is twelve months or less. The amount of revenue recognized that was included in the opening deferred revenue balance was $4,431 and $5,389 for the years ended December 31, 2018 and 2017, respectively.

PortfolioCenter Business of Performance Technologies, Inc.
Notes to the Abbreviated Financial Statements
(in thousands)

(4)	Related Party Transactions
Schwab may offer discounts to certain customers of the Business for services provided by the Business as a result of existing relationships between Schwab and those customers. The Business provides the discounts to its customers at the direction of Schwab. Schwab in turn reimburses the Business for those discounts provided, and the discount reimbursement is included within revenues in the statements of revenues and direct expenses. Reimbursements from Schwab for these discounts are detailed below:

Years ended December 31,	2018	2017
PortfolioCenter Desktop	$997	$1,058
PortfolioCenter Hosted	273	258
PortfolioServices	181	249
Other	5	158
Total reimbursement from Schwab included in revenues	$1,456	$1,723

(5)	Contingencies and Concentration Risks

The Business may get involved in claims that arise from time to time in the ordinary course of its business. The Business records a provision when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. There were no outstanding claims that warranted expense recognition or disclosure in the abbreviated financial statements for the periods presented.
Revenues from one customer, Tamarac Inc., represented greater than 10% of total revenues in the years ended December 31, 2018 and 2017. Tamarac Inc. is the buyer of the PortfolioCenter Business under the Agreement. No other customer represented more than 10% of total revenues.

PortfolioCenter Business of Performance Technologies, Inc.
Notes to the Abbreviated Financial Statements
(in thousands)

(6)	Subsequent Event
On April 1, 2019, Tamarac Inc. completed the acquisition of the PortfolioCenter Business.